UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 2003


                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)


        MARYLAND                         1-11903                 72-2648842
----------------------------        ----------------     ----------------------
(State or other jurisdiction        (Commission File         (IRS Employer
      of incorporation)                   Number)        Identification Number)


                              4501 N. Fairfax Drive
                               Arlington, VA 22203
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (703) 812-7200

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits:


EXHIBIT NO.       DESCRIPTION
-----------       -----------

1.1 Underwriting Agreement, dated as of September 24, 2003, by and among MeriStar Hospitality Corporation, Lehman Brothers Inc. and Citigroup Global Markets Inc.

99.1              Press Release, dated September 29, 2003.

       * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



ITEM 9.           Regulation FD Disclosure

         MeriStar Hospitality Corporation is furnishing the press release announcing the offering of 12,000,000 shares of its common stock, which is attached as Exhibit 99.1 to this report and incorporated by reference into this item.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2003

                  MERISTAR HOSPITALITY CORPORATION



                  By: /s/ Jerome J. Kraisinger
                      --------------------------------
                      Jerome J. Kraisinger
                      Executive Vice President,
                      Secretary and General Counsel

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

1.1 Underwriting Agreement, dated as of September 24, 2003, by and among MeriStar Hospitality Corporation, Lehman Brothers Inc. and Citigroup Global Markets Inc.

99.1              Press Release, dated September 29, 2003.